Principal Variable Contracts Funds, Inc.
Supplement dated May 24, 2019
to the Statement of Additional Information dated May 1, 2019

(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
Under Fundamental Restrictions, delete item 2, and replace with the following:
2)    may not purchase or sell commodities, except as permitted by applicable law, regulation or regulatory authority having jurisdiction.
Under Fundamental Restrictions, delete item 8(c) and (d), and replace with the following:

(c)
The remaining Accounts may not concentrate, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time, its investments in a particular industry or group of industries.